UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-03171_

 Value Line U.S. Government Securities Fund, Inc.
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: August 31, 2010

Date of reporting period: August 31, 2010

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 8/31/10 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management, LLC	A N N U A L R E P O R T
	220 East 42nd Street	August 31, 2010
New York, NY 10017-5891

DISTRIBUTOR	EULAV Securities, Inc.
220 East 42nd Street
New York, NY 10017-5891

CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729

INDEPENDENT	PricewaterhouseCoopers LLP	Value Line U.S. Government Securities Fund, Inc.
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY 10017

LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272

DIRECTORS	Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Thomas T. Sarkany
Nancy-Beth Sheerr
Daniel S. Vandivort

OFFICERS	Mitchell E. Appel
President
Howard A. Brecher
Vice President and Secretary
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00075241

Value Line U.S. Government Securities Fund, Inc.

To Our Value Line U.S. Government

To Our Shareholders (unaudited):

Enclosed is your annual report for the year ended August 31, 2010. I encourage you to carefully review this report, which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements.

During the year, interest rates fell significantly and bond prices appreciated. The Value Line U.S. Government Securities Fund, Inc. (the “Fund”) benefited from the bond rally generating a total return of 6.69%. The Fund did lag its new benchmark, the Barclays Capital 50% U.S. Government Bond Index/50% Mortgage Backed Securities Index (1), which returned 7.35%. This Index replaced the previous index, Barclays Capital Intermediate U.S. Government Bond Index (2), because it more accurately reflects the Fund’s holdings. The Fund’s overweight position in high grade mortgage backed securities and U.S. Treasuries helped boost performance.

Interest rates fell due to a disappointing economic recovery characterized by slower than expected growth and high unemployment. Additionally, inflation dropped meaningfully, causing investors to worry about the possibility of deflation. The year over year CPI, excluding food and energy, declined from 1.4% to 0.9% over the course of the year. This was the lowest reading of this important inflation measure in the last forty years.

During the period, longer-term bonds experienced the strongest rally as the yield on the 10-year U.S. Treasury note fell from 3.40% to 2.47%. Short-term maturities also participated in the rally. The yield on the 2-year U.S. Treasury note declined from 0.97% to 0.47%.

Looking ahead, we expect the economic recovery to remain subpar and inflation to stay low. This should keep interest rates trading around present low yield levels. However, continued price appreciation will be harder to achieve as interest rates are at very low historical levels and the economy appears to be growing, even though the growth is below the average of typical economic recoveries. We will continue to monitor the economy closely. Some investors fear a “double dip” recession, and though it may not be the most likely scenario, we need to watch the economic data for any signs of renewed recession.

Therefore, we will maintain our strategy of investing the Fund’s assets in a well diversified, yet highly rated portfolio of government sponsored mortgage-backed securities and government agencies, which we believe will best serve the long-term interests of the Fund and its shareholders. Additionally, we control risk by concentrating the portfolio’s holdings in intermediate maturities. We believe this will protect the Fund from dramatic swings in value caused by gyrating interest rates and produce more stable and consistent performance.

Thank you for your confidence in Value Line.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President

/s/ Jeff Geffen
Jeff Geffen, Portfolio Manager

(1)
The Barclays Capital 50% U.S. Government Bond Index/50% Mortgage Backed Securities Index is representative of 50% of the performance of the total universe of investment-grade fixed income securities issued by the United States government or its agencies and 50% of the performance of investment-grade fixed-rate mortgage-backed pass-through securities of Government National Mortgage Associations (GNMA), Federal National Mortgage Association (FNMA) and Freddie Mac (FHLMC). The returns for the Index do not reflect charges, expenses or taxes, which are deducted from the Fund’s returns and it is not possible to directly invest in this unmanaged Index.

(2)
The Barclays Capital Intermediate U.S. Government Bond Index represents the intermediate maturities (1-10 years) of the U.S. Treasury and U.S. Agency segment of the fixed-income market. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this Index.

Value Line U.S. Government Securities Fund, Inc.

Securities Fund Shareholders

Economic Observations (unaudited)

The business expansion’s underpinnings are stabilizing as we proceed through the latter half of 2010, with the nation’s gross domestic product, which increased by 3.7% and 1.6%, respectively in the first and second quarters, likely to advance by an average of about 1.5% in the current half. On balance, we expect the tenuous economic up cycle to remain in place in the coming months, with the chances of a double-dip recession receding somewhat recently. (We place the odds of such a reversal at about one in three.) Here is a look at where we stand:

Economic Growth: We expect such growth to stabilize at very modest levels in the current half and through much of 2011, before advancing onto a more elevated plane. For now, uneven employment trends and a listless housing market figure to be countered to a degree by increasing industrial production, rising factory usage, and improving retail sales. This combination should help keep the nation’s economy moving forward, if unevenly.

Inflation: Pricing pressures are negligible, overall. True, quotations for oil and a range of industrial commodities have been rising in recent months, following earlier slippage, but wage inflation is low and doesn’t figure to increase in the absence of a materially lower jobless rate. We expect relatively tame inflation to persist for another year or two—at least.

Interest Rates: The Federal Reserve probably will keep short-term interest rates at historically low levels until late 2011 or 2012. In fact, we could get further monetary support via the buying of Treasuries, which will help push long-term interest rates down in the interim, as the Fed attempts to inject some needed life into a currently sluggish economy.

Corporate Profits: Earnings rose strongly in the first half of 2010, boosted by cost cutting and selective revenue growth. However, such gains may moderate in the second half. What’s more, we expect profit comparisons to narrow further in 2011, unless our current economic growth assumptions prove conservative.

Value Line U.S. Government Securities Fund, Inc.

(unaudited)

The following graph compares the performance of the Value Line U.S. Government Securities Fund, Inc. to that of the Barclays Capital Intermediate U.S. Government Bond Index and the Barclays Capital 50% U.S. Government Bond Index/50% Mortgage Backed Securities Index. The Value Line U.S. Government Securities Fund, Inc. is a professionally managed mutual fund, while the Indices are not available for investment and are unmanaged. The returns for the Indices do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line U.S. Government
Securities Fund, Inc. and the Barclays Capital Intermediate U.S. Government Bond Index*
and the Barclays Capital 50% U.S. Government Bond Index/50% Mortgage Backed Securities Index**

Performance Data: ***

	Average Annual Total Return	Growth of an Assumed Investment of $10,000

1 year ended 8/31/10	6.69%	$10,669
5 years ended 8/31/10	5.29%	$12,940
10 years ended 8/31/10	5.58%	$17,211

*
The Barclays Capital Intermediate U.S. Government Bond Index is representative of securities issued by the U.S. Government. It includes fixed-rate debt securities with maturities between one and ten years. The returns for the Index do not reflect charges, expenses, or taxes, which are deducted from the Fund’s returns and it is not possible to directly invest in this unmanaged Index.

**
The Barclays Capital 50% U.S. Government Bond Index/50% Mortgage Backed Securities Index is representative of 50% of the performance of the total universe of investment-grade fixed income securities issued by the United States government or its agencies and 50% of the performance of investment-grade fixed-rate mortgage-backed pass-through securities of Government National Mortgage Associations (GNMA), Federal National Mortgage Association (FNMA) and Freddie Mac (FHLMC). The returns for the Index do not reflect charges, expenses or taxes, which are deducted from the Fund’s returns and it is not possible to directly invest in this unmanaged Index.

***
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line U.S. Government Securities Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2010 through August 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 3/1/10	Ending account value 8/31/10	Expenses paid during period 3/1/10 thru 8/31/10*
Actual	$1,000.00	$1,044.70	$3.76
Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	$3.72

*
Expenses are equal to the Fund’s annualized expense ratio of 0.73% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights. The annualized expense ratio would have been 0.75% gross of nonrecurring legal fee reimbursement.

Value Line U.S. Government Securities Fund, Inc.

Portfolio Highlights at August 31, 2010 (unaudited)

Ten Largest Holdings

	Principal		Percentage of
Issue	Amount	Value	Net Assets
Federal Home Loan Bank, 3.63%, 10/18/13	$3,500,000	$3,792,876	4.3%
Federal Home Loan Bank, 5.00%, 12/21/15	$3,000,000	$3,485,982	4.0%
U.S. Treasury Notes, 3.63%, 02/15/20	$3,000,000	$3,301,641	3.8%
U.S. Treasury Notes, 3.25%, 05/31/16	$3,000,000	$3,271,875	3.7%
U.S. Treasury Notes, 3.13%, 10/31/16	$3,000,000	$3,244,923	3.7%
Federal National Mortgage Association, 2.75%, 03/13/14	$3,000,000	$3,173,133	3.6%
U.S. Treasury Bonds, 7.88%, 02/15/21	$2,000,000	$2,978,751	3.4%
U.S. Treasury Notes, 3.13%, 01/31/17	$2,000,000	$2,159,844	2.5%
Federal Home Loan Mortgage Corporation, 3.00%, 07/28/14	$2,000,000	$2,135,586	2.4%
Federal National Mortgage Association, 2.63%, 11/20/14	$2,000,000	$2,113,150	2.4%

Asset Allocation — Percentage of Fund’s Net Assets

Coupon Distribution

Percentage of
Fund’s
Investments
Less than 4%	42.8%
4-4.99%	13.9%
5-5.99%	31.4%
6-6.99%	5.8%
7-7.99%	6.1%

Value Line U.S. Government Securities Fund, Inc.

Schedule of Investments	August 31, 2010

Principal Amount		Rate	Maturity Date	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (72.9%)

	FEDERAL FARM CREDIT BANK (1.2%)
$1,000,000	Federal Farm Credit Bank	2.63%	4/17/14	$1,052,131
1,000,000	TOTAL FEDERAL FARM CREDIT BANK (Cost $998,354)			1,052,131

	FEDERAL HOME LOAN BANK (13.6%)
1,000,000	Federal Home Loan Bank	3.63	5/29/13	1,076,142
3,500,000	Federal Home Loan Bank	3.63	10/18/13	3,792,876
1,000,000	Federal Home Loan Bank	4.50	11/14/14	1,129,224
3,000,000	Federal Home Loan Bank	5.00	12/21/15	3,485,982
1,000,000	Federal Home Loan Bank	5.13	10/19/16	1,176,568
1,000,000	Federal Home Loan Bank	5.00	11/17/17	1,183,122
10,500,000	TOTAL FEDERAL HOME LOAN BANK (Cost $11,079,534)			11,843,914
	FEDERAL HOME LOAN MORTGAGE CORPORATION (30.9%)
1,500,000	Federal Home Loan Mortgage Corporation	2.50	1/7/14	1,571,385
2,000,000	Federal Home Loan Mortgage Corporation	3.00	7/28/14	2,135,586
1,200,000	Federal Home Loan Mortgage Corporation	2.88	2/9/15	1,273,388
521,699	Federal Home Loan Mortgage Corporation REMIC Trust Series 2849 Class VA	5.00	8/15/15	569,047
242,344	Federal Home Loan Mortgage Corporation REMIC Trust Series R003 Class AG	5.13	10/15/15	245,667
1,000,000	Federal Home Loan Mortgage Corporation	5.50	7/18/16	1,200,207
493,636	Federal Home Loan Mortgage Corporation REMIC Trust Series 2767 Class CA	4.00	9/15/17	511,739
10,207	Federal Home Loan Mortgage Corporation Gold PC Pool #E92226	5.00	11/1/17	10,926
1,000,000	Federal Home Loan Mortgage Corporation	5.13	11/17/17	1,187,950
168,268	Federal Home Loan Mortgage Corporation Gold PC Pool #E93499	5.00	12/1/17	180,118
12,391	Federal Home Loan Mortgage Corporation Gold PC Pool #E92829	5.00	12/1/17	13,264
344,281	Federal Home Loan Mortgage Corporation REMIC Trust Series 2892 Class DC	4.50	12/15/17	354,351
628,435	Federal Home Loan Mortgage Corporation REMIC Trust Series 2643 Class ME	3.50	3/15/18	654,499
11,002	Federal Home Loan Mortgage Corporation Gold PC Pool #E98960	5.00	9/1/18	11,777

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

Schedule of Investments

Principal Amount		Rate	Maturity Date	Value
$36,580	Federal Home Loan Mortgage Corporation Gold PC Pool #B12822	5.00%	3/1/19	$39,156
1,000,000	Federal Home Loan Mortgage Corporation	3.75	3/27/19	1,087,877
32,528	Federal Home Loan Mortgage Corporation Gold PC Pool #B17398	4.50	12/1/19	34,770
218,759	Federal Home Loan Mortgage Corporation Gold PC Pool #G18044	4.50	3/1/20	233,357
102,048	Federal Home Loan Mortgage Corporation Gold PC Pool #B18034	4.50	4/1/20	108,857
25,640	Federal Home Loan Mortgage Corporation Gold PC Pool #J00118	5.00	10/1/20	27,421
431,897	Federal Home Loan Mortgage Corporation Gold PC Pool #J00139	5.00	10/1/20	461,908
26,073	Federal Home Loan Mortgage Corporation Gold PC Pool #G11986	5.00	4/1/21	27,795
34,283	Federal Home Loan Mortgage Corporation Gold PC Pool #G12319	5.00	6/1/21	36,665
134,966	Federal Home Loan Mortgage Corporation Gold PC Pool #J03233	5.00	8/1/21	143,880
783,110	Federal Home Loan Mortgage Corporation Gold PC Pool #G12381	5.00	9/1/21	837,525
318,749	Federal Home Loan Mortgage Corporation REMIC Trust Series 2773 Class DA	5.00	6/15/22	330,622
1,488,711	Federal Home Loan Mortgage Corporation Gold PC Pool #G13085	4.50	4/1/23	1,577,117
771,133	Federal Home Loan Mortgage Corporation Gold PC Pool #J08096	5.00	6/1/23	820,695
560,822	Federal Home Loan Mortgage Corporation Gold PC Pool #J08202	5.00	7/1/23	596,867
433,425	Federal Home Loan Mortgage Corporation Gold PC Pool #J09098	5.00	12/1/23	461,283
295,153	Federal Home Loan Mortgage Corporation REMIC Trust Series 3132 Class MA	5.50	12/15/23	304,752
930,472	Federal Home Loan Mortgage Corporation Gold PC Pool #J09739	4.50	5/1/24	985,728
297,096	Federal Home Loan Mortgage Corporation REMIC Trust Series 3147 Class YE	5.50	7/15/24	309,900
899,724	Federal Home Loan Mortgage Corporation Gold PC Pool #G13855	4.50	6/1/25	952,451
270,005	Federal Home Loan Mortgage Corporation Gold PC Pool #E02704	4.50	7/1/25	285,828
847,536	Federal Home Loan Mortgage Corporation Gold PC Pool #C91239	4.50	3/1/29	898,061

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

August 31, 2010

Principal Amount		Rate	Maturity Date	Value
$1,000,000	Federal Home Loan Mortgage Corporation	6.75%	3/15/31	$1,414,398
271,835	Federal Home Loan Mortgage Corporation REMIC Trust Series 3061 Class HA	5.50	4/15/31	276,545
562,652	Federal Home Loan Mortgage Corporation REMIC Trust Series 2878 Class AQ	5.00	5/15/31	578,990
210,865	Federal Home Loan Mortgage Corporation REMIC Trust Series 2645 Class NA	3.50	9/15/31	217,318
118,638	Federal Home Loan Mortgage Corporation REMIC Trust Series 2594 Class OR	4.25	6/15/32	120,461
812,382	Federal Home Loan Mortgage Corporation Gold PC Pool #C77717	6.00	3/1/33	892,197
588,198	Federal Home Loan Mortgage Corporation Gold PC Pool #A29526	5.00	1/1/35	627,197
317,218	Federal Home Loan Mortgage Corporation Gold PC Pool #A29633	5.00	1/1/35	338,250
306,651	Federal Home Loan Mortgage Corporation Pool #783022 (1)	2.62	2/1/35	320,468
313,734	Federal Home Loan Mortgage Corporation Gold PC Pool #A56491	5.00	1/1/37	333,751
220,055	Federal Home Loan Mortgage Corporation Gold PC Pool #G08184	5.00	1/1/37	234,095
440,170	Federal Home Loan Mortgage Corporation Gold PC Pool #A56467	5.50	1/1/37	471,370
616,223	Federal Home Loan Mortgage Corporation Gold PC Pool #A80938	5.50	8/1/38	658,422
24,849,594	TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (Cost $25,221,573)			26,965,881

	FEDERAL NATIONAL MORTGAGE ASSOCIATION (25.9%)
114,184	Federal National Mortgage Association Pool #255325	4.50	7/1/11	117,437
3,000,000	Federal National Mortgage Association	2.75	3/13/14	3,173,133
2,000,000	Federal National Mortgage Association	2.63	11/20/14	2,113,150
36,912	Federal National Mortgage Association Pool #511823	5.50	5/1/16	39,966
865,633	Federal National Mortgage Association REMIC Trust Series 2005-40 Class VG	4.50	6/25/16	934,428
101,215	Federal National Mortgage Association Pool #622373	5.50	12/1/16	109,587
35,103	Federal National Mortgage Association Pool #615289	5.50	12/1/16	38,007
71,589	Federal National Mortgage Association Pool #631328	5.50	2/1/17	77,645
97,305	Federal National Mortgage Association Pool #623503	6.00	2/1/17	105,318
4,483	Federal National Mortgage Association Pool #643277	5.50	4/1/17	4,862
11,501	Federal National Mortgage Association Pool #638247	5.50	5/1/17	12,474

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

Schedule of Investments

Principal Amount		Rate	Maturity Date	Value
$457,763	Federal National Mortgage Association REMIC Trust Series 2003-52 Class KR	3.50%	7/25/17	$470,631
57,794	Federal National Mortgage Association Pool #685183	5.00	3/1/18	61,864
185,921	Federal National Mortgage Association Pool #254684	5.00	3/1/18	199,014
71,804	Federal National Mortgage Association Pool #703936	5.00	5/1/18	76,861
623,428	Federal National Mortgage Association Pool #257566	4.50	1/1/19	665,643
762,660	Federal National Mortgage Association Pool #780956	4.50	5/1/19	815,499
287,024	Federal National Mortgage Association Pool #790984	5.00	7/1/19	307,417
266,762	Federal National Mortgage Association Pool #786915	5.00	8/1/19	285,715
742,713	Federal National Mortgage Association Pool #735063	4.50	12/1/19	794,171
148,448	Federal National Mortgage Association REMIC Trust Series 2003-28 Class KA	4.25	3/25/22	153,560
433,250	Federal National Mortgage Association REMIC Trust Series 2003-17 Class ED	4.25	9/25/22	453,302
1,853,530	Federal National Mortgage Association Pool #890121	5.00	3/1/23	1,976,530
191,954	Federal National Mortgage Association REMIC Trust Series 2003-38 Class TC	5.00	3/25/23	208,359
94,245	Federal National Mortgage Association Pool #412682	6.00	3/1/28	103,917
73,850	Federal National Mortgage Association Pool #425239	6.50	4/1/28	81,983
267,106	Federal National Mortgage Association REMIC Trust Series 2003-26 Class AW	4.00	4/25/30	268,795
1,000,000	Federal National Mortgage Association	7.25	5/15/30	1,471,633
748	Federal National Mortgage Association Pool #568625	7.50	1/1/31	852
95,897	Federal National Mortgage Association Pool #571090	7.50	1/1/31	109,312
1,822	Federal National Mortgage Association Pool #573935	7.50	3/1/31	2,076
27,770	Federal National Mortgage Association Pool #629297	6.50	2/1/32	30,829
347,863	Federal National Mortgage Association Pool #626440	7.50	2/1/32	396,913
34,489	Federal National Mortgage Association Pool #634996	6.50	5/1/32	38,287
47,093	Federal National Mortgage Association Pool #254383	7.50	6/1/32	53,733
162,759	Federal National Mortgage Association Pool #254476	5.50	9/1/32	175,948
6,271	Federal National Mortgage Association Pool #688539	5.50	3/1/33	6,777
344,751	Federal National Mortgage Association Pool #650386	5.00	7/1/33	369,602
254,609	Federal National Mortgage Association Pool #726889	5.50	7/1/33	275,162
275,450	Federal National Mortgage Association Pool #759028	5.50	1/1/34	297,686
219,204	Federal National Mortgage Association Pool #761913	5.50	2/1/34	236,420
176,859	Federal National Mortgage Association Pool #763393	5.50	2/1/34	191,136
181,806	Federal National Mortgage Association Pool #769862	5.50	2/1/34	196,085
17,890	Federal National Mortgage Association Pool #769682	5.00	3/1/34	19,157
587,271	Federal National Mortgage Association REMIC Trust Series 2004-60 Class LB	5.00	4/25/34	639,862
14,409	Federal National Mortgage Association Pool #778141	5.00	5/1/34	15,429
252,329	Federal National Mortgage Association Pool #773586	5.50	6/1/34	272,147
278,752	Federal National Mortgage Association Pool #255311	6.00	7/1/34	304,222

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

August 31, 2010

Principal Amount		Rate	Maturity Date	Value
$14,236	Federal National Mortgage Association Pool #258149	5.50%	9/1/34	$15,354
2,388	Federal National Mortgage Association Pool #789150	5.00	10/1/34	2,558
426,886	Federal National Mortgage Association Pool #255496	5.00	11/1/34	457,123
40,499	Federal National Mortgage Association Pool #797154	5.50	11/1/34	43,680
94,193	Federal National Mortgage Association Pool #801063	5.50	11/1/34	101,590
155,773	Federal National Mortgage Association Pool #803675	5.50	12/1/34	168,007
113,853	Federal National Mortgage Association Pool #804683	5.50	12/1/34	122,795
342,200	Federal National Mortgage Association Pool #815813 (1)	2.81	2/1/35	357,094
30,691	Federal National Mortgage Association Pool #255580	5.50	2/1/35	33,101
390,838	Federal National Mortgage Association Pool #735224	5.50	2/1/35	422,388
378,496	Federal National Mortgage Association Pool #896016	6.00	8/1/36	408,822
435,772	Federal National Mortgage Association Pool #901561	5.50	10/1/36	467,272
656,948	Federal National Mortgage Association Pool #919584	6.00	6/1/37	708,558
571,816	Federal National Mortgage Association Pool #943647	5.50	7/1/37	612,136
20,838,808	TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (Cost $21,248,146)			22,673,014

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (1.3%)
140,398	Government National Mortgage Association Pool #003645	4.50	12/20/19	149,699
10,305	Government National Mortgage Association Pool #541349	6.00	4/15/31	11,345
3,484	Government National Mortgage Association Pool #557681	6.00	8/15/31	3,835
65,242	Government National Mortgage Association Pool #548880	6.00	12/15/31	71,821
63,700	Government National Mortgage Association Pool #551762	6.00	4/15/32	70,124
27,006	Government National Mortgage Association Pool #582415	6.00	11/15/32	29,729
216,345	Government National Mortgage Association Pool #604485	6.00	7/15/33	238,029
108,212	Government National Mortgage Association Pool #622603	6.00	11/15/33	119,058
4,786	Government National Mortgage Association Pool #429786	6.00	12/15/33	5,266
105,540	Government National Mortgage Association Pool #605025	6.00	2/15/34	115,854
7,802	Government National Mortgage Association Pool #626480	6.00	2/15/34	8,599
83,673	Government National Mortgage Association Pool #610944	5.50	4/15/34	91,083
156,518	Government National Mortgage Association Pool #583008	5.50	6/15/34	170,378
65,129	Government National Mortgage Association Pool #605245	5.50	6/15/34	70,897
1,058,140	TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (Cost $1,069,296)			1,155,717
58,246,542	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $59,616,903)			63,690,657

U.S. TREASURY OBLIGATIONS (21.9%)
1,000,000	U.S. Treasury Notes	1.13	6/15/13	1,012,190
1,000,000	U.S. Treasury Notes	2.63	4/30/16	1,056,797
3,000,000	U.S. Treasury Notes	3.25	5/31/16	3,271,875

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

Schedule of Investments

Principal Amount		Rate	Maturity Date	Value
$1,000,000	U.S. Treasury Notes	3.25%	7/31/16	$1,090,547
3,000,000	U.S. Treasury Notes	3.13	10/31/16	3,244,923
2,000,000	U.S. Treasury Notes	3.13	1/31/17	2,159,844
1,000,000	U.S. Treasury Notes	3.13	5/15/19	1,065,312
3,000,000	U.S. Treasury Notes	3.63	2/15/20	3,301,641
2,000,000	U.S. Treasury Bonds	7.88	2/15/21	2,978,751
17,000,000	TOTAL U.S. TREASURY OBLIGATIONS (Cost $18,032,373)			19,181,880

	TOTAL INVESTMENT SECURITIES (94.8%) (Cost $77,649,276)			82,872,537

	REPURCHASE AGREEMENT (4.6%)
4,000,000	With Morgan Stanley, 0.19%, dated 8/31/10, due 9/1/10, delivery value $4,000,021 (collateralized by $4,000,000 U.S. Treasury Notes 1.3750%, due 05/15/13 with a value of $4,094,891)			4,000,000

	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.6%)			553,724

	NET ASSETS (100.0%)			$87,426,261

	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER OUTSTANDING SHARE ($87,426,261 ÷ 7,042,195 shares outstanding)			$12.41

(1)	Adjustable rate security. The rate shown is as of August 31, 2010.

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

Statement of Assets and Liabilities at August 31, 2010

Assets:
Investment securities, at value (Cost - $77,649,276)	$82,872,537
Repurchase agreement (Cost - $4,000,000)	4,000,000
Cash	80,510
Interest receivable	528,254
Prepaid expenses	14,254
Receivable for capital shares sold	8,348
Total Assets	87,503,903

Liabilities:
Payable for capital shares redeemed	6,820
Accrued expenses:
Advisory fee	37,163
Other	33,659
Total Liabilities	77,642

Net Assets	$87,426,261

Net assets consist of:
Capital stock, at $1.00 par value (authorized 100,000,000, outstanding 7,042,195 shares)	$7,042,195
Additional paid-in capital	73,786,307
Undistributed net investment income	417,482
Accumulated net realized gain on investments	957,016
Net unrealized appreciation of investments	5,223,261

Net Assets	$87,426,261

Net Asset Value, Offering and Redemption Price per Outstanding Share ($87,426,261 ÷ 7,042,195 shares outstanding)	$12.41

Statement of Operations for the Year Ended August 31, 2010

Investment Income:
Interest	$3,216,183

Expenses:
Advisory fee	441,086
Service and distribution plan fees	220,543
Transfer agent fees	52,677
Printing and postage	43,016
Custodian fees	37,170
Registration and filing fees	36,051
Auditing and legal fees	30,106
Insurance	10,947
Directors’ fees and expenses	7,636
Other	28,993
Total Expenses Before Custody Credits and Fees Waived	908,225
Less: Legal Fee Reimbursement	(7,601)
Less: Service and Distribution Plan Fees Waived	(220,543)
Less: Custody Credits	(119)
Net Expenses	679,962

Net Investment Income	2,536,221

Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain	1,119,260
Change in Net Unrealized Appreciation/(Depreciation)	2,092,415
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments	3,211,675

Net Increase in Net Assets from Operations	$5,747,896

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

Statement of Changes in Net Assets for the Years Ended August 31, 2010 and 2009

	Year Ended August 31, 2010	Year Ended August 31, 2009
Operations:
Net investment income	$2,536,221	$3,043,526
Net realized gain on investments	1,119,260	1,298,443
Change in net unrealized appreciation/(depreciation)	2,092,415	2,078,952
Net increase in net assets from operations	5,747,896	6,420,921

Distributions to Shareholders:
Net investment income	(2,629,537)	(3,136,882)
Net realized gain from investment transactions	(554,852)	—
Total Distributions	(3,184,389)	(3,136,882)

Capital Share Transactions:
Proceeds from sale of shares	3,216,855	8,161,899
Proceeds from reinvestment of dividends and distributions to shareholders	2,808,747	2,727,452
Cost of shares redeemed	(10,771,545)	(12,483,573)
Net decrease in net assets from capital share transactions	(4,745,943)	(1,594,222)
Total Increase/(Decrease) in Net Assets	(2,182,436)	1,689,817

Net Assets:
Beginning of year	89,608,697	87,918,880
End of year	$87,426,261	$89,608,697
Undistributed net investment income, at end of year	$417,482	$504,629

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

Notes to Financial Statements

1. Significant Accounting Policies

Value Line U.S. Government Securities Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is to obtain maximum income without undue risk to principal. Capital preservation and possible capital appreciation are secondary objectives.

The following significant accounting principles are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: The Fund’s investments are carried at fair value. With assistance from an independent pricing service (the “Service”) approved by the Board of Directors, portfolio securities are valued at the midpoint between the latest available and representative asked and bid prices on the basis of valuations provided by dealers in such securities. Some of the general factors which may be considered by the dealers in arriving at such valuations include the fundamental analytic data relating to the security and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiation between the parties in a sales transaction. If a portfolio security is not priced in this manner, the value is determined on the valuation date by reference to valuations obtained from the Service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. The Service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Other assets and securities for which market valuations are not readily available will be valued at fair value by the Adviser pursuant to policies and procedures adopted by the Board of Directors. At August 31, 2010, there were no securities that had been fair valued.

(B) Fair Value Measurements: In accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC 820-10), Fair Value Measurements and Disclosures, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 – Inputs that are unobservable.

During the year ended August 31, 2010, the Fund adopted the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures, on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly (formerly FSP FAS 157-4). FASB ASC 820-10-35-51A to 51H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

Value Line U.S. Government Securities Fund, Inc.

August 31, 2010

Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. It provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10.

The following is a summary of the inputs used as of August 31, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
U.S. Government Agency Obligations	$0	$63,690,657	$0	$63,690,657
U.S. Treasury Obligations	0	19,181,880	0	19,181,880
Short-Term Investments	0	4,000,000	0	4,000,000
Total Investments in Securities	$0	$86,872,537	$0	$86,872,537

As of August 31, 2010, there was no significant security transfer activity from Level 1 to Level 2 or from Level 2 to Level 1.

For the year ended August 31, 2010, there were no Level 3 investments. The types of inputs used to value each security are identified in the Schedule of Investments, which also includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation” or “FIN 48”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is applied to all open tax years as of the date of effectiveness. As of August 31, 2010, management has reviewed the tax positions for the tax years still subject to tax audit under the statute of limitations, evaluated the implications of FIN 48, and has determined that there is no impact to the Fund’s financial statements at this time.

Value Line U.S. Government Securities Fund, Inc.

Notes to Financial Statements

(E) Security Transactions and Related Income: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities transactions are determined using the identified cost method. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.

The Fund may invest in Treasury Inflation-Protection Securities (TIPS). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statement of Operations.

(F) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(G) Other: On November 4, 2009, the Securities and Exchange Commission (“SEC”), Value Line, Inc. (“Value Line or VLI”), the Distributor and two former directors and officers of Value Line settled a matter related to brokerage commissions charged by the Distributor to certain Value Line mutual funds (“Funds”), from 1986 through November of 2004 involving alleged misleading disclosures provided by Value Line to the Boards of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions. Value Line paid disgorgement, interest and penalty of $43.7 million in connection with the settlement, which amounts are expected to constitute a “Fair Fund” to be distributed to investors in the Funds who were disadvantaged by such brokerage practices. Value Line will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution.

On March 11, 2010, VLI and the Boards of Trustees/Directors of the Funds entered into an agreement pursuant to which VLI will reimburse the Funds in the aggregate amount of $917,302 for various expenses incurred by the Funds in connection with the SEC matter dated November 4, 2009. The receivable for this expense reimbursement was accrued on March 11, 2010 by the applicable Funds that incurred the expenses and will be paid by VLI in twelve monthly installments commencing April 1, 2010. The Fund accrued $7,601 in expense reimbursements from VLI.

On July 20, 2010, the Board of Directors of Value Line approved a transaction involving its wholly owned subsidiaries, EULAV Asset Management, LLC (“EULAV”) and EULAV Securities, Inc. (“ESI”). Completion of the transaction is subject to various conditions. If the transaction is completed, Value Line will contribute all of the outstanding stock of ESI to EULAV, EULAV will be converted to a Delaware statutory trust named EULAV Asset Management (“EAM”), Value Line will restructure its ownership of EAM so that it has no voting authority with respect to the election or removal of the trustees of EAM and retains only interests in the revenues and residual profits of EAM and EAM will grant residual profits interests to five individuals selected by the independent directors of Value Line.

Value Line has informed the Boards of Directors/Trustees of the Funds (the “Fund Board”) that, after the closing of the proposed restructuring, Value Line will no longer control EAM, which will result in the automatic termination of the Fund’s investment advisory agreements in accordance with the requirements of the Investment Company Act of 1940. On July 20, 2010, the Fund Board considered matters relevant to the proposed restructuring and approved new investment advisory agreements between the Funds and EAM to take effect upon the closing of the restructuring. The effectiveness of each investment advisory agreement is also contingent upon approval by shareholders of the applicable fund. Toward this end, a special shareholder meeting for each fund will be held at which shareholders as of the record date of August 25, 2010 will vote on the proposed new investment advisory agreements with EAM and to elect three persons as members of the Fund Board. In September 2010, a proxy statement describing the proposals was mailed to each shareholder of record as of the record date. Shareholders who did not own shares as of the record date will not be entitled to notice of, or to vote at, the special shareholder meetings.

Value Line U.S. Government Securities Fund, Inc.

August 31, 2010

(H) Subsequent Events: On October 26, 2010, the Fund held the special meeting described above at which the shareholders approved a new investment advisory agreement between the Fund and EAM to take effect upon the restructuring of EULAV.

2. Investment Risks

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veteran Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

3. Capital Share Transactions and Dividends to Shareholders

Transactions in capital stock were as follows:

	Year Ended August 31, 2010	Year Ended August 31, 2009
Shares sold	266,613	687,083
Shares issued to shareholders in reinvestment of dividends	234,241	229,495
Shares redeemed	(891,233)	(1,051,082)
Net decrease	(390,379)	(134,504)
Dividends per share from net investment income	$0.3602	$0.4148
Distributions per share from net realized gains	$0.0755	$—

Dividends and distributions to shareholders are recorded on the ex-dividend date.

4. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:
Year Ended August 31, 2010
Purchases:
U.S. Treasury Obligations	$30,593,031
U.S. Government Agency Obligations	17,475,594
Total Purchases	$48,068,625
Sales:
U.S. Treasury Obligations	$24,174,864
U.S. Government Agency Obligations	17,021,110
Total Sales	$41,195,974

Value Line U.S. Government Securities Fund, Inc.

Notes to Financial Statements

5. Income Taxes

At August 31, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$81,703,336
Gross tax unrealized appreciation	$5,171,893
Gross tax unrealized depreciation	$(2,692)
Net tax unrealized appreciation on investments	$5,169,201
Undistributed ordinary income	$572,438
Undistributed long-term gain	$856,120

Permanent book-tax differences relating to the classification of income in the current year were reclassified within the composition of the net asset accounts. The Fund increased undistributed net investment income by $6,169 and decreased accumulated net realized gain on investments by $6,169. Net assets were not affected by this reclassification. These reclasses were primarily due to differing treatments of distribution redesignations, bond premiums and paydown gains and losses for tax purposes.

The tax composition of dividends paid during the years ended August 31, 2010 and August 31, 2009 is as follows:

	August 31, 2010	August 31, 2009
Ordinary income	$2,645,698	$3,136,882
Long-term capital gain	538,691	—
	$3,184,389	$3,136,882

6. Investment Advisory Fees, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $441,086 was paid or payable to EULAV Asset Management, LLC (the “Adviser”) for the year ended August 31, 2010. This was computed at the rate of 0.50% of the Fund’s average daily net assets during the year and paid monthly.

The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers and employees of the Fund and pays their salaries.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, Inc. (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. Fees amounting to $220,543, before fee waivers, were accrued under the Plan for the year ended August 31, 2010. Effective January 1, 2009, 2010, and 2011, the Distributor contractually agreed to waive the 12b-1 fee for one year periods. For the year ended August 31, 2010, all 12b-1 fees were waived. The Distributor has no right to recoup previously waived amounts. There is no assurance that the Distributor will extend the fee waiver beyond such date.

For the year ended August 31, 2010, the Fund’s expenses were reduced by $119 under a custody credit arrangement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers, employees and directors of Value Line and affiliated companies are also officers and a director of the Fund.

The Adviser and/or affiliated companies and the Value Line Profit Sharing and Savings Plan owned 106,417 shares of the Fund’s capital stock, representing 1.51% of the outstanding shares at August 31, 2010. In addition, certain officers and directors of the Fund as a group owned 308 shares, representing less than 1% of the outstanding shares.

Value Line U.S. Government Securities Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended August 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$12.06	$11.62	$11.42	$11.37	$11.74

Income from investment operations:
Net investment income	0.35	0.40	0.46	0.51	0.47
Net gains or (losses) on securities (both realized and
unrealized)	0.44	0.45	0.24	0.03	(0.32)
Total from investment operations	0.79	0.85	0.70	0.54	0.15

Less distributions:
Dividends from net investment income	(0.36)	(0.41)	(0.50)	(0.49)	(0.52)
Distributions from net realized gains	(0.08)	—	—	—	—
Total distributions	(0.44)	(0.41)	(0.50)	(0.49)	(0.52)

Net asset value, end of year	$12.41	$12.06	$11.62	$11.42	$11.37

Total return	6.69%	7.46%	6.22%	4.86%	1.33%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$87,426	$89,609	$87,919	$88,886	$97,205
Ratio of expenses to average net assets(1)	1.03%	1.07%	1.01%	0.93%	1.05%
Ratio of expenses to average net assets(2)	0.77%	0.82%	0.76%	0.75%	1.00%
Ratio of net investment income to average net assets	2.87%	3.37%	3.96%	4.28%	3.88%
Portfolio turnover rate	50%	58%	51%	38%	22%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of the service and distribution plan fees by the Distributor and the reimbursement of a portion of the legal fees. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers would have been 1.00%, 0.92% and 1.04% for the years ended August 31, 2008, 2007, and 2006, respectively, and would not have changed for the other periods shown.

(2)	Ratio reflects expenses net of the custody credit arrangement and net of the service and distribution plan fees by the Distributor and the reimbursement of a portion of the legal fees.

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line U.S. Government Securities Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line U.S. Government Securities Fund, Inc. (the “Fund”) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

October 29, 2010

Value Line U.S. Government Securities Fund, Inc.

Factors Considered by the Board in Approving the Investment Advisory Agreement for Value Line U.S. Government Securities Fund, Inc. (unaudited)

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of U.S. Government Securities Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), annually to consider the investment advisory agreement (the “Agreement”) between the Fund and its investment adviser, EULAV Asset Management, LLC (the “Adviser”). As required by the 1940 Act, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

Both in the meetings which specifically addressed the approval of the Agreement and at other meetings held during the course of the year, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information on: (i) the investment performance of the Fund, compared to a peer group of funds consisting of the Fund and all retail and institutional intermediate U.S. government funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) sales and redemption data with respect to the Fund; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

As part of the review of the continuance of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Fund’s other non-management fees, to those incurred by a peer group of funds consisting of the Fund, 11 other retail front-end load and no-load intermediate U.S. government funds as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other retail front-end load and no-load intermediate U.S. government funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”). In the separate executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser’s parent company, the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Fund as well as the Value Line family of funds; (b) the Fund’s current investment management staffing; and (c) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information. The Independent Directors also requested and reviewed information provided by the Adviser relating to the settlement of a matter brought by the Securities and Exchange Commission regarding Value Line Securities, Inc.1, the Fund’s principal underwriter and affiliate of the Adviser (the “Distributor”), Value Line, Inc., and two former directors and officers of Value Line, Inc. Value Line, Inc. informed the Board that it and the Adviser continue to have adequate liquid assets, and that the resolution of this matter did not have a materially adverse effect on the ability of the Adviser or the Distributor to perform their respective contracts with the Fund.

Value Line U.S. Government Securities Fund, Inc.

The following summarizes matters considered by the Board in connection with its renewal of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund outperformed the Performance Universe average but performed below the Lipper Index for the three-year, five-year and ten-year periods ended December 31, 2009. The Board also noted that the Fund’s performance for the one-year period ended December 31, 2009 was below that of the Lipper Index and the Performance Universe average.

The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objectives and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee and Expenses. The Board considered the Adviser’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages. The Board noted that, for the most recent fiscal year, the Fund’s management fee rate was higher than that of both the Expense Group average and the Expense Universe average.

The Board also considered the Fund’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that the Distributor and the Board previously agreed that the Distributor would contractually waive all of the Fund’s Rule 12b-1 fee, effectively reducing the Fund’s Rule 12b-1 fee rate from 0.25% to 0.00% of the Fund’s average daily net assets for the period ending December 31, 2010. The Distributor and the Board have currently agreed to extend this contractual 12b-1 fee waiver through December 31, 2011. Such waiver can not be changed without the Board’s approval during the contractual waiver period. As a result of the Rule 12b-1 fee waiver, the Board noted that the Fund’s total expense ratio after giving effect to the waiver was less than that of the Expense Group average and the Expense Universe average. The Board concluded that the average expense ratio was satisfactory for the purpose of approving the continuance of the Agreement for the coming year.

1 On May 6, 2009, Value Line Securities, Inc. changed its name to EULAV Securities, Inc. No other change was made to the Distributor’s organization, including its operations and personnel.

Value Line U.S. Government Securities Fund, Inc.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the increased emphasis being placed by the Adviser on its overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website. The Board also reviewed the services provided by the Adviser and its affiliates in supervising third party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and its affiliates were satisfactory, reliable and beneficial to the Fund’s shareholders.

Profitability. The Board considered the level of profitability of the Adviser and its affiliates with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of certain actions taken during prior years. These actions included the Adviser’s reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board concluded that the profitability of the Adviser and its affiliates with respect to the Fund, including the financial results derived from the Fund’s Agreement, were within a range the Board considered reasonable.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale. The Board noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and the addition of break points was determined not to be necessary at this time.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. In addition to comparing the Fund’s management fee rate to unaffiliated mutual funds included in the Fund’s Expense Group and Expense Universe, the Board was informed by the Adviser that the Adviser and its affiliates do not manage any investment companies or other institutional accounts comparable to the Fund.

Conclusion. The Board, in light of the Adviser’s overall performance, considered it appropriate to continue to retain the Adviser as the Fund’s investment adviser. Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board determined that the Fund’s management fee rate payable to the Adviser under the Agreement does not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the management fee rate under the Agreement is fair and reasonable. Further, the Board concluded that the Fund’s Agreement is fair and reasonable and approved the continuation of the Agreement for another year.

Value Line U.S. Government Securities Fund, Inc.

Federal Tax Notice (unaudited)

During the year ended August 31, 2010, the Fund distributed $538,691 from long term capital gains.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line U.S. Government Securities Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Thomas T. Sarkany DOB: June 1946	Director	Since 2008	Director of Mutual Fund Marketing, Director of EULAV Securities, Inc. (the “Distributor”), Secretary of Value Line, Inc. since January 2010 and Director since February 2010.	Value Line, Inc.
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 DOB: January 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 DOB: October 1931	Director	Since 2000
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 DOB: October 1935	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 DOB: April 1939	Director	Since 1983	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 DOB: March 1949	Director	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment adviser).	None

Value Line U.S. Government Securities Fund, Inc.

Management of the Fund

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 DOB: July 1954	Director (Chairman of Board since March 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).	None
Officers
Mitchell E. Appel DOB: August 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Director since February 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009.

Howard A. Brecher DOB: October 1953	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the Value Line Funds since June 2008; Chief Legal Officer; and Director of Value Line, Inc.; Acting Chairman and Acting CEO of Value Line, Inc. since November 2009; Secretary until January 2010; Secretary and Treasurer of the Adviser since February 2009; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Michael J. Wagner DOB: November 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006 – present)) and Senior Vice President (2004 – 2006) and President and Chief Operations Officer (2003 – 2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington DOB: January 1979	Treasurer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com.

Value Line U.S. Government Securities Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund**, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

**	Effective August 19, 2009, The Value Line Cash Fund, Inc. changed its name to the Value Line U.S. Government Money Market Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.
(2) The Registrant’s Board has designated Daniel S.Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vansivort is an independent director who has served as President,Chief Investment Officer to Weis,Peck and Greer/Robeco Investment Management. He has also previously served as Managing Director for Weis,Peck and Greer(1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

(a)Audit Fees 2010 - $16,996

(b) Audit-Related fees – None.

(c) Tax Preparation Fees 2010 -$8,238

(d) All Other Fees – None

(e) (1)
Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed during 2010 were pre-approved by the committee.

(e) (2)	Not applicable.

(f) Not applicable.

(g) Aggregate Non-Audit Fees 2010 -$2,400

(h) Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE.ETH.

(b)	(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

	(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	November 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President,Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	November 8, 2010